EXHIBIT 99.3

                        INFOBYPHONE, INC. AND SUBSIDIARY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                        CONSOLIDATED FINANCIAL STATEMENTS

Introduction to Pro Forma Condensed Financial Statements ................ F-19

Pro Forma Consolidating Balance Sheets for the year ended
September 30, 2004 ...................................................... F-20

Pro Forma Consolidating Statements of Operations for the
Year Ended September 30, 2004 ........................................... F-21

Pro Forma Consolidating Balance Sheets as of March 31, 2005(Unaudited)... F-22

Pro Forma Consolidating Statements of Operations
for the six months ended March 31, 2005 (Unaudited)...................... F-23

Notes to Pro Forma Consolidated Financial Statements..................... F-24

                         Ocean West Holding Corporation.

            Introduction of Pro Forma Condensed Financial Statements

                                   (UNAUDITED)

The accompanying unaudited pro forma condensed balance sheet as of March 31, 2005 gives effect to the Acquisition as if the Acquisition occurred on that date. The accompanying unaudited pro forma condensed statement of operations for the nine month's ended March, 31 2005, gives effect to the Acquisition as if it occurred on the first day of the period presented.

The fiscal year end of Ocean West Holding Corporation is September 30, 2004 where as the fical year end for Infobyphone is December 31, 2004 The historical condensed statements of operations for the year ended September 30,, 2004 were derived from Ocean West Holding Corporation's audited statement of operations for the year ended September 30, 2004 and Infobyphone audited statement of operations for the year ended December 31, 2004.

The unaudited pro forma condensed financial information is provided for information purposes only and is not necessarily indicative of the results that would have occurred if the Acquisition had occurred on the first day of each period presented. The unaudited pro forma financial statements should not be construed as being representative of future operating results or financial position of the Company and should be read in conjunction with the:

o
Accompanying Notes to the Unaudited Pro Forma Condensed Financial Statements;

o
The Company's historical consolidated financial statements and notes included in the Company's annual report is on Form 10-KSB for the fiscal year ended September 30, 2004

o
Infobyphone historical financial statements and notes for the fiscal year ended December 31, 2004 (included in this 8-K/A filing).

                  OCEAN WEST HOLDING CORPORATION AND SUBSIDIARY
                     PRO-FORMA CONSOLIDATING BALANCE SHEETS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2004

                                     ASSETS
                                                       Ocean West                          Pro Forma Adjustments
                                                         Holding                          --------------------------      Pro Forma
                                                       Corporation    Infobyphone         Debit               Credit       Amount
                                                       -----------    -----------         -----               ------       ------
Current assets:
    Cash and cash equivalents                              124,080           --                        (1)     124,080           --
    Accounts receivable                                         --        1,350                                               1,350
    Receivable from loans sold                           6,137,020           --                        (1)   6,137,020           --
    Mortgage loans held for sale                           357,006           --                        (1)     357,006           --
    Stock subscription receivable                        1,022,425           --                        (1)   1,022,425           --
    Prepaid and other current assets                       268,748           --                        (1)     268,748           --
                                                        ----------     --------                                          ----------

        Total current assets                             7,909,279        1,350                                               1,350
                                                        ----------     --------                                          ----------

Property and equipment, net                                251,696       22,645                        (1)     251,696       22,645
                                                        ----------     --------                                          ----------

Other assets:
    Originated mortgage servicing rights                    37,587           --                        (1)      37,587           --
    Loans held for investment                              327,700           --                        (1)     327,700           --
    Deposits                                                66,430        1,500                        (1)      66,430        1,500
                                                        ----------     --------                                          ----------

        Total other assets                                 431,717        1,500                                               1,500
                                                        ----------     --------                                          ----------

                                                         8,592,692       25,495                                              25,495
                                                        ==========     ========                                          ==========

Current liabilities:
    Cash overdraft                                              --        2,437                                               2,437
    Accounts payable and accrued expenses                1,239,735      122,657     (1)   1,219,064                         143,328
    Deferred revenue                                            --        5,712                                               5,712
    Due to Stockholder                                      25,247                  (1)      25,247                              --
    Current maturities of long-term debt                   892,000           --     (1)     892,000                              --
    Current maturities of capital lease obligations         50,672           --     (1)      50,672                              --
    Current maturities of notes payable stockholders            --                                                               --
    Warehouse lines of credit                            6,526,545           --     (1)   6,526,545                              --
                                                        ----------     --------                                          ----------

        Total current liabilities                        8,734,199      130,806                                             151,477

Long-term liabilities:
    Long-term debt, less current maturities                542,250           --     (1)     542,250                              --
    Capital lease obligation less current maturities        12,440           --     (1)      12,440
    Amount due to related party                             15,000           --     (1)      15,000                              --
                                                        ----------     --------                                          ----------

        Total long-term liabilities                        569,690           --                                                  --

Stockholders' equity (deficiency):
    Preferred stock:
        Series C                                           100,000           --     (2)     100,000                              --
        Series E                                           170,000           --     (2)     170,000                              --
        Series F                                           105,000           --     (2)     105,000                              --
        Series G                                           200,000           --     (2)     200,000                              --
        Series I                                            12,500           --     (2)      12,500                              --
        Series L                                         1,000,000           --     (2)   1,000,000                              --
        Series M                                                --           --                  --                 --           --
        Series N                                         2,250,000           --     (1)   2,250,000                              --
    Class B common stock                                     2,101           --     (2)       2,101                              --
    Class D common stock                                        --           --                                                  --
    Common stock                                            55,861          260                        (2)      25,771       81,892
                                                                                                       (1)       5,000        5,000
    Additional paid-in capital                           1,543,194      867,399     (2)      25,771    (1)   2,940,526    2,247,348
                                                                                    (1)   4,752,602    (2)   1,589,602           --
                                                                                                       (1)      85,000           --
                                                                                                                         ----------
    Deferred stock compensation                                        (178,125)                                           (178,125)
                                                                                                                                 --
    Accumulated deficit                                 (6,149,853)    (794,845)    (1)      90,000    (1)   4,752,601   (2,282,097)

                                                        ----------     --------                                          ----------
        Total stockholders' equity (deficiency)           (711,197)    (105,311)                                           (125,983)
                                                        ----------     --------                                          ----------

                                                         8,592,692       25,495          17,991,192         17,991,191       25,495
                                                        ==========     ========                                          ==========

                  OCEAN WEST HOLDING CORPORATION AND SUBSIDIARY
                 PROFORMA CONSOLIDATING STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2004

                                                  Ocean West                           Pro Forma Adjustments
                                                    Holding                          --------------------------     Pro Forma
                                                  Corporation    Infobyphone           Debit            Credit       Amount
                                                  -----------    -----------           -----            ------       ------
Revenues:

    Revenue                                       $ 7,187,688    $     2,848    (1)  $7,187,688                    $     2,848
                                                  -----------    -----------                                       -----------
Operating expenses:
    Other general and administrative expenses       5,905,989        279,927                      (1)  5,695,303       490,613
    Salaries and wages                              3,071,317         36,215                      (1)  3,071,317        36,215
    Research and development                               --         33,032                                            33,032
    Cost of revenue                                        --         74,934                                            74,934
    Professional fees                                      --        127,845                                           127,845
    Payroll expense                                        --        198,865                                           198,865
    Stock compensation                                     --         46,875    (1)      90,000                        136,875
    Payroll taxes                                     591,241             --                      (1)    591,241            --
    Depreciation & Amortization                       140,062             --                      (1)    140,062            --
                                                  -----------    -----------                                       -----------
        Total operating expenses                    9,708,609        797,693                                         1,098,379

(Loss) income from operations                      (2,520,921)      (794,845)                                       (1,095,531)


(Loss) income before provision for income taxes    (2,520,921)      (794,845)                                       (1,095,531)

Provision for income taxes                             23,950                                     (1)     23,950
                                                  -----------    -----------                                       -----------

Discontinued operations                                                         (1)   2,334,185                     (2,334,185)

Net (loss) income                                  (2,544,871)      (794,845)                                       (1,095,531)

Dividends on preferred shares                        (153,008)            --                                                --
                                                  -----------    -----------                                       -----------

Net (loss) income applicable to
    common stockholders                           $(2,697,879)   $  (794,845)                                      $(3,429,716)
                                                  ===========    ===========                                       ===========

                  OCEAN WEST HOLDING CORPORATION AND SUBSIDIARY
                          CONSOLIDATING BALANCE SHEETS
                                 MARCH 31, 2005

                                     ASSETS
                                                      Ocean West                          Pro Forma Adjustments
                                                        Holding                         ---------------------------      Pro Forma
                                                      Corporation    Infobyphone         Debit               Credit       Amount
                                                      -----------    -----------         -----               ------       ------
Current assets:
    Cash and cash equivalents                         $   154,445    $    35,398       $        --   (1)  $   154,445   $    35,398
    Restricted cash                                            --             --                                                 --
    Receivable from loans sold                          3,040,143             --                     (1)    3,040,143            --
    Mortgage loans held for sale                           85,694             --                               85,694            --
    Prepaid and other current assets                    1,051,363             --                     (1)    1,051,363            --
                                                      -----------    -----------                                        -----------

        Total current assets                            4,331,645         35,398                                             35,398
                                                      -----------    -----------                                        -----------

Property and equipment, net                               196,428         21,571                     (1)      196,428        21,571
                                                      -----------    -----------                                        -----------

Other assets:
    Originated mortgage servicing rights                   34,371             --                     (1)       34,371            --
    Loans held for investment                             327,700          1,500                     (1)      327,700         1,500
    Due from OWHC
    Investment in OWE
    Deposits                                               35,163             --                     (1)       35,163            --
                                                      -----------    -----------                                        -----------

        Total other assets                                397,234          1,500                                              1,500
                                                      -----------    -----------                                        -----------

                                                      $ 4,925,307    $    58,469                                        $    58,469
                                                      ===========    ===========                                        ===========

Current liabilities:
    Accounts payable and accrued expenses             $ 1,323,348    $    93,042  (1)    1,305,387                      $   111,003
    Client trust payable                                                      --
    Due to Stockholder                                     25,247                 (1)       25,247                               --
    Current maturities of long-term debt                  740,126        100,000  (1)      740,126                          100,000
    Current maturities of capital lease                                                         --                               --
        obligations                                        34,718             --  (1)       34,718                               --
    Deferred revenue                                           --          3,574                --                            3,574
    Warehouse lines of credit                           3,415,672             --  (1)    3,415,672                               --
                                                      -----------    -----------                                        -----------

        Total current liabilities                       5,539,111        196,616                                            214,577

Long-term liabilities:
    Long-term debt, less current maturities               531,648             --  (1)      531,648                               --
    Capital lease obligation less current maturities           --             --                                                 --
    Amount due to related party                            15,000             --  (1)       15,000                               --
                                                      -----------    -----------                                        -----------
    Due to OWE                                                                --                                                 --
                                                      -----------    -----------                                        -----------

        Total long-term liabilities                       546,648             --                                                 --

Stockholders' equity (deficiency):
    Preferred stock:
        Series C                                          100,000             --  (2)      100,000                               --
        Series E                                          170,000             --  (2)      170,000                               --
        Series F                                          105,000             --  (2)      105,000                               --
        Series G                                          200,000             --  (2)      200,000                               --
        Series I                                           12,500             --  (2)       12,500                               --
        Series L                                        1,000,000             --  (2)    1,000,000                               --
        Series M                                               --             --                --                 --            --
        Series N                                        2,250,000                 (2)    2,250,000                               --
    Class B common stock                                    2,101             --  (2)        2,101                               --
    Class D common stock                                       --             --                                                 --
    Common stock                                           55,861            327                     (2)       32,371        93,559
                                                                                                     (1)        5,000
    Additional paid-in capital                          1,543,194      1,067,332  (2)       32,371   (2)      3839601     2,529,338
                                                                                  (1)    5,115,908   (1)       85,000
                                                                                                     (1)      1142490
    Deferred stock comensation                                 --       (121,875)                                          (121,875)
    Accumulated deficit                                (6,599,108)    (1,083,931) (1)       90,000   (1)    5,115,908    (2,657,131)
                                                      -----------    -----------                                        -----------

        Total stockholders' equity (deficiency)        (1,160,452)      (138,147)                                          (156,109)
                                                      -----------    -----------       -----------        -----------   -----------

                                                      $ 4,925,307    $    58,469       $15,145,677        $15,145,677   $    58,468
                                                      ===========    ===========       ===========        ===========   ===========

                  OCEAN WEST HOLDING CORPORATION AND SUBSIDIARY
                     CONSOLIDATING STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED MARCH 31, 2005

                                                  Ocean West                           Pro Forma Adjustments
                                                    Holding                          --------------------------     Pro Forma
                                                  Corporation    Infobyphone           Debit            Credit       Amount
                                                  -----------    -----------           -----            ------       ------
Revenues:

    Revenue                                       $ 2,746,976    $     2,732    (1)  $2,746,976                    $     2,732
Operating expenses:
    Other general and administrative expenses       1,857,145         33,545                      (1)  1,767,288       123,402
    Salaries and wages                              1,008,473             --                      (1)  1,008,473            --
    Research and development                               --            900                                               900
    Cost of revenue                                        --         45,999                                            45,999
    Professional fees                                      --         33,121                                            33,121
    Payroll expense                                        --        121,696                                           121,696
    Interest                                               --            307                                               307
    Stock compensation                                     --         56,250    (1)      90,000                        146,250
    Payroll taxes                                     185,965             --                      (1)    185,965            --
    Depreciation & Amortization                         7,090             --                      (1)      7,090            --
                                                  -----------    -----------                                       -----------
        Total operating expenses                    3,058,673        291,818                                           471,675

(Loss) income from operations                        (311,697)      (289,086)                                         (468,943)


(Loss) income before provision for income taxes      (311,697)      (289,086)                                         (468,943)

Provision for income taxes                                 --
                                                  -----------    -----------                                       -----------

Discontinued operations                                                         (1)     221,840                        221,840

Net (loss) income                                    (311,697)      (289,086)                                         (690,783)

Dividends on preferred shares                          74,558             --                                                --
                                                  -----------    -----------                                       -----------

Net (loss) income applicable to
    common stockholders                           $  (386,255)   $  (289,086)                                      $  (690,783)
                                                  ===========    ===========                                       ===========

                         Ocean West Holding Corporation

           Notes to Unaudited Pro Forma Condensed Financial Statements

(1) Pro Forma Adjustments

Ocean West Holding Corporation (the "Company") ended its fiscal year on September 30, 2004 . The fiscal year of InfoByPhone ended on December 31, 2004. The unaudited pro forma condensed statement of income for the year ended September 30, 2004 is derived from Ocean West Holding Corporation's audited statement of income for the year ended September 30, 2004 and the InfoByPhone audited statement of income for the period January 7, 2004 (Inception) to December 31 , 2004.

Ocean West Holding Corporation unaudited pro forma financial statements for the period ended March 31, 2005, include the unaudited pro forma condensed statement of income for the six months ended March 31, 2005 and is derived from Ocean West Holding Corporation's unaudited statement of income for the six months ended March 31, 2005 and the InfoByPhone's unaudited statement of income for the three months ended March 31, 2005.

Pro forma adjustments were made to the unaudited pro forma condensed balance sheet to reflect the transaction to issue shares of InfoByPhone and eliminate the discontinued operations of the Company's subsidiary, Ocean West Enterprises, Inc.

(2) Pro Forma Capital Contribution

Holders of Ocean West Holding Corporation Preferred Stock Series C, E, F, G, I, L and Series B Common Stock agreed to return and did contribute all of such shares of capital stock to the Company. In partial exchange for the above shareholder contribution to capital the Company declared a dividend of 100% of the Common Stock of its wholly-owned subsidiary Ocean West Enterprises, Inc. ("OWE") to the holders of record of the Company's Common Stock on May 23, 2005. In addition, as of May 23, 2005, OWE assumed and the Company assigned to OWE all liabilities of the Company pursuant to an Assignment and Assumption of Liabilities Agreement filed as Exhibit 10.1 hereto.